Anchor National Life Insurance Company
                 Variable Annuity Account Five

           Supplement to the Prospectus dated April 3, 1997

The seventh full paragraph under the subheading entitled "Variable Investment
Option: The STRATEGIES" on page 9 of the prospectus has been replaced with the following paragraph:

Each STRATEGY uses an asset allocation investment approach to achieve its objective and allocates your money into underlying investment portfolios which invest in a combination of stocks, both domestic and international, bonds and cash. Although the asset mix within each STRATEGY will vary over time, each STRATEGY has a neutral asset allocation mix, including a cash component in order to reflect the anticipated cash holdings required to rebalance each STRATEGY, as reflected on the following pages. Additionally, after the rebalancing described on page 12, the contract value within each STRATEGY will be allocated to the various underlying investment portfolios in the percentages identified on the following pages.

The first full paragraph under the subheading entitled "STRATEGY Rebalancing" on page 12 of the Prospectus has been replaced with the following paragraph:

Each STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. In order to maintain the mix of investment portfolios consistent with each STRATEGY's objective, each STRATEGY within your contract will be rebalanced such that on the first business day of each quarter (or as close to such date as is administratively practicable) it will be allocated among the various investment portfolios according to the percentages set forth on pages 10 and 11.  Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. The Company also reserves the right to rebalance any STRATEGY more frequently if deemed necessary and in no event adverse to the interests of owners of contracts invested in such
STRATEGY.   Rebalancing a STRATEGY may involve shifting a portion of assets out of portfolios with higher returns into portfolios with relatively lower returns.


June 24, 1997